EXHIBIT 10.66

THIS NON-DETACHABLE WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES STATUTE, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER AS EVIDENCED BY AN OPINION OF COUNSEL OR NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, IN EITHER CASE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY.

W - 2001 - ___                                             Warrant to Purchase
                                                              ________  Shares

                   NON-DETACHABLE WARRANT TO PURCHASE SHARES
                                OF COMMON STOCK

                                      of

                               V-ONE CORPORATION


      THIS CERTIFIES THAT, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ________________ or his, her or its (as the case may be) registered assigns ("HOLDER") is entitled, subject to the adjustment provisions and the conditions and limitations hereinafter set forth, to subscribe for and purchase from V-ONE CORPORATION (the "CORPORATION"), a corporation organized and existing under the laws of the State of Delaware, shares (the "WARRANT SHARES") of the Corporation's Common Stock, par value $.001 per share (the "COMMON STOCK").

      This Warrant is part of a series of warrants (the "SERIES D WARRANTS") issued to certain investors on the date hereof pursuant to a Series D Convertible Preferred Stock and Non-Detachable Warrant Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT").

      This Warrant is subject to the following provisions, terms and conditions:

1. TERM. Subject to the provisions of this Warrant, the purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the date hereof and until the third anniversary of the date hereof.

2. TRANSFER RESTRICTIONS. This Warrant is issued pursuant to the Purchase Agreement and in connection with the Holder's purchase of shares of the Corporation's Series D Convertible Preferred Stock (the "SERIES D SHARES") thereunder. Except has provided in the next sentence, this Warrant (and the right to purchase Warrant Shares represented hereby) is not detachable from the Holder's Series D Shares and may only be transferred together with the Series D Shares as more particularly described herein. Accordingly, subject in all events to compliance with the provisions set forth in the Purchase Agreement relating to the transfer of Series D Shares, as well as the provisions of applicable federal and state securities laws, (i) for each five (5) Series D Shares transferred by the Holder, the Holder shall transfer to such transferee a portion of this Warrant sufficient to enable such transferee to purchase one (1) Warrant Share, and (ii) the right to purchase any one (1) Warrant Share hereunder may only be transferred together with five (5) Series D Shares. This Warrant (and the right to purchase Warrant Shares represented hereby) will be transferable by the Holder free of the foregoing restrictions (other than those restrictions requiring compliance with the provisions of applicable federal and state securities laws) upon the conversion or redemption in full of the Series D Shares; provided that, for each five (5) Series D Shares either so converted or redeemed, the Holder may transfer free of the foregoing restrictions (other than those restrictions requiring compliance with the provisions of applicable federal and state securities laws) a portion of this Warrant sufficient to enable such transferee to purchase one (1) Warrant Share. Upon surrender of this Warrant to the Corporation by the Holder, for the transfer (in accordance with the foregoing provisions of this Section 2) of this Warrant as an entirety by the Holder, together with the Assignment Form attached hereto as SCHEDULE 2 duly executed, the Corporation shall issue a new warrant of the same denomination to the transferee. Upon surrender of this Warrant to the Corporation by the Holder for the transfer (in accordance with the foregoing provisions of this Section 2) of this Warrant with respect to a portion of the Warrant Shares purchasable hereunder, together with the Assignment Form attached hereto as SCHEDULE 2 duly executed, the Corporation shall issue a new warrant to the transferee, in such denomination as shall be requested by the Holder hereof, and shall issue to the Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

3. EXERCISE OF WARRANT. This Warrant may be exercised, in whole or in part, during its term and only in accordance with the terms and provisions herein as follows:

      (a) METHOD OF EXERCISE. This purchase right represented by this Warrant shall be exercisable during its term by surrendering this Warrant (with the Exercise Form attached hereto as SCHEDULE 1 duly executed) to the Corporation at its principal office, together with an amount equal to $2.29 per share (subject to the adjustment provisions in Section 4(a)) (the "EXERCISE PRICE") multiplied by the number of Warrant Shares then being purchased. Payment of the Exercise Price shall be by wire transfer of immediately available funds, certified or bank check or such other consideration and method of payment as may be authorized by the Corporation in its sole discretion. The "EXERCISE DATE" shall be the date on which the Holder surrenders to the Corporation this Warrant together with the duly executed Exercise Form and payment in full of the Exercise Price for the Warrant Shares being purchased.

      (b) ISSUANCE OF CERTIFICATES AND REPLACEMENT WARRANT. Certificates for the Warrant Shares purchased upon exercise of this Warrant shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days after this Warrant shall have been surrendered with payment and, unless this Warrant has been fully exercised or expired, a new warrant representing the number of shares with respect to which the Warrant shall not then have been exercised shall also be delivered to the Holder within such time. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares of Common Stock, as of the close of business on the Exercise Date.

4. EXERCISE PRICE AND WARRANT SHARE ADJUSTMENTS. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price per Warrant Share shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

      (a) RECLASSIFICATION OR MERGER. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), the Corporation, or such successor or purchasing corporation, as the case may be, shall execute a new warrant (in form and substance reasonably satisfactory to the Holder) providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, conversion or merger by a holder of one share of Common Stock. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

      (b) SUBDIVISIONS OR COMBINATION OF SHARES. If the Corporation at any time while this Warrant is outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price and the number of Warrant Shares purchasable hereunder shall be proportionately adjusted.

      (c) STOCK DIVIDENDS. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a divided payable in shares of Common Stock (except any distribution specifically provided for in the foregoing Sections 4(a) and (b)), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (x) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution (assuming the conversion, exchange or exercise of all securities convertible into, exchangeable for or exercisable for Common Stock), and (y) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (assuming the conversion, exchange or exercise of all securities convertible into, exchangeable for or exercisable for Common Stock) and the number of Warrant Shares purchasable hereunder shall be proportionately increased.

      (d) ISSUANCE OF COMMON STOCK. If at any time after the date hereof, the Corporation issues any shares of Common Stock or other securities of the
Corporation convertible into or exchangeable for Common Stock (other than Excluded Stock, as hereinafter defined) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Common Stock or other securities (as the case may be), the Exercise Price will be reduced upon such issuance to a price equal to the consideration (on a Common Stock equivalent basis) paid for such shares of Common Stock or other securities (as the case may be) but the number of Warrant Shares purchasable hereunder shall not be increased; provided, however, that in the case of the issuance of Common Stock for consideration in whole or in part other than cash, the non-cash consideration shall be deemed to be the fair market value thereof (as determined in good faith by the Corporation's Board of Directors), irrespective of any accounting treatment. For purposes hereof, "Excluded Stock" shall mean any shares of Common Stock or options or other rights convertible or exercisable for Common Stock issued by the Corporation:
(i) under the circumstances contemplated by Section 4(b) or 4(c) hereof, (ii) to employees, officers, directors, consultants, customers and vendors to the Corporation pursuant to any arrangement approved by the Board of Directors of the Corporation, (iii) upon conversion of Series B Convertible Preferred Stock in accordance with the terms set forth in the Certificate of Designations relating thereto, (iv) upon conversion of Series D Shares, (v) upon exercise of the Warrants issued in connection with the issuance to the Corporation's Series C Preferred Stock, (vi) pursuant to the acquisition of another business entity by the Corporation by merger, purchase of substantially all of the assets or shares, or other reorganization whereby the Corporation or its stockholders own not less than a majority of the voting power of the surviving or successor corporation, (vii) to any bank or affiliate thereof, equipment lessor, real property lessor, collaborative partner, business counterpart, licensor, vendor or other similar entity in a transaction not primarily for capital-raising purposes, and (viii) to any Strategic Investor. For purposes hereof, "Strategic Investor" shall mean any person (including any natural person, company, limited partnership, general partnership, joint stock company, joint venture, association, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof) who has significant operations in the Corporation's industry and is making an investment in the Corporation's securities for strategic, rather than exclusively financial, purposes.

      (e) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

      (f) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Corporation with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail to the Holder, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

      (g) NOTICE OF ADJUSTMENTS. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

5. FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then current market price of a share of Common Stock determined by reference to the closing price, regular way, of a share of Common Stock on the trading day prior to the Exercise Date in question on the Nasdaq Stock Exchange, or if the current market price is not determinable based on the foregoing, in an amount equal to the fair market value of a share of Common Stock as determined in good faith by the Corporation's Board of Directors, multiplied by such fractional interest. Fractional interests shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interest.

6. SHARES TO BE FULLY PAID; RESERVATION OF SHARES; LISTING. The Corporation covenants and agrees that: (a) all shares of Common Stock issuable upon exercise of the Warrant will, upon issuance, be original issue shares fully paid and nonassessable and free from all taxes, claims, liens, charges and other encumbrances with respect to the issue thereof; (b) without limiting the generality of the foregoing, it will from time to time take all such action as may be required to assure that the par value per share of Common Stock shall at all times be less than or equal to the Exercise Price; (c) during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the Warrant a sufficient number of original-issue shares of its Common Stock to provide for the exercise of all Warrant Shares; (d) upon the exercise of this Warrant, it will, at its expense, promptly notify each securities exchange on which any Common Stock is at the time listed of such issuance, and maintain a listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrant to the extent such shares can be listed.

7. LIMITATION OF LIABILITY. No provision hereof in the absence of the exercise of the Warrant by the Holder and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability on the part of the Holder for the Exercise Price, whether such liability is asserted by the Corporation or by any creditor of the Corporation.

8. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant, the Corporation at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

9. NOTICES. All notices and other communications hereunder shall be in writing and shall be given to the person either personally or by sending a copy thereof by overnight delivery via United States express mail, postage prepaid, or by a nationally recognized courier service guaranteeing next business day delivery, charges prepaid, to such party's address. All notices shall be deemed to have been given to the person entitled thereto one business day after deposited with the U.S. Postal Service or courier service for delivery to that person or, in the case of hand delivery, when dispatched. If to the Corporation, notice shall be sent to 20250 Century Boulevard, Suite 300, Germantown, MD 20874. If to the
Holder,           notice           shall           be           sent          to
____________________________________________________________.   Notice   of  any
change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

10. AMENDMENTS. Neither this Warrant nor any provision hereof may be waived, modified, amended or terminated except by a writing duly executed by the Holder and the Company. To the extent any term or other provision of any other indenture, agreement or instrument by which any party hereto is bound conflicts with this Warrant, this Warrant shall have precedence over such conflicting term or provision.

11. REMEDIES. The Corporation stipulates that remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Corporation in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof of otherwise. No remedy conferred in this Warrant upon the Holder is intended to be exclusive of any other remedy available to such Holder, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

12. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware and shall be binding upon the parties hereto and their respective successors and assigns.

13. WAIVERS. The failure of any party to insist upon strict performance of any of the terms or conditions of this Agreement will not constitute a waiver of any of its rights hereunder.

14.   TAXES.

      (a) The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder exercising any such Warrant for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder and the Corporation shall not be required to issue or deliver such certificates unless or until the person requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

      (b) The Corporation covenants that it will not withhold United States withholding taxes from payments to be made to the Holder if the Holder (i) is organized under the laws of a jurisdiction outside the United States, and (ii) provides the Corporation, prior to the time of payment, with Internal Revenue Service Form W-8ECI or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying as to such Holder's entitlement to an exemption from any such withholding requirements.

      (c) The Corporation further covenants that it will not withhold United States withholding taxes from payments to be made to the Holder in excess of an applicable treaty rate under an income tax treaty between the United States and the Holder's country of tax residence if such Holder (i) is organized under the laws of a jurisdiction outside the United States, and (ii) provides the Corporation, prior to the time of payment, with Internal Revenue Service Form W-8BEN or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying as to such Holder's entitlement to a reduced rate of withholding under any such withholding requirements.

      (d) Neither Section 14(a) nor Section 14(b) shall require the Corporation to apply an exemption or reduced rate of withholding during any period when it shall have received notice or has actual knowledge that the residence information previously provided on any applicable form, certificate or document is incorrect and no corrected form, certificate or document as applicable has been provided to the Corporation.

15. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company except as expressly provided or contemplated in the Purchase Agreement and/or the other documents delivered pursuant thereto.

      IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer and this Warrant to be dated ________ ___, 2001.

                                    V-ONE CORPORATION




                                    By:  __________________________
                                         Name:
                                         Title:

                                                                      SCHEDULE 1

                                 EXERCISE FORM

                [To be executed only upon exercise of Warrant]


To:  V-ONE CORPORATION


      The undersigned irrevocably exercises Warrant W-2001-____ for the purchase of _______ shares of Common Stock, par value $.001 per share, of V-ONE Corporation (the "CORPORATION") and hereby herewith makes payment of $_______ (such payment being in cash or by check payable to the order of the Corporation or by wire transfer of same-day available funds) all at the exercise price and on the terms and conditions specified in the within Warrant, surrenders the within Warrant and all right, title and interest therein (except as to any unexercised Warrant Shares) to the Corporation and directs that the shares of Common Stock deliverable upon the exercise of such Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:  ________                           _________________________________
                                          (Signature of Owner)


                                          _________________________________

                                          _________________________________
                                          (Address)

                                                                      SCHEDULE 2

                              FORM OF ASSIGNMENT

      FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrant Shares constituting a part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of Warrant Shares set forth below:



                                                              Social  security or
Names of Assignees           Address                          Other  I.D.  No. of     Warrant
------------------           -------                          Assignee(s)             Shares
                                                              -----------             ------
--------------------------   ------------------------------   ---------------------   ------------------

--------------------------   ------------------------------   ---------------------   ------------------

--------------------------   ------------------------------   ---------------------   ------------------



and does hereby irrevocably constitute and appoint _________________________ the undersigned's attorney to make such transfer on the books of V-ONE Corporation maintained for that purpose, with full power of substitution in the premises.


Date:  __________                         ___________________________________
                                          (Signature of Owner)


                                          ___________________________________

                                          ___________________________________
                                          (Address)